
QHSLAB
Cardiology Center of Dr. Acula, Ph.D.
1765 Transylvania Lane, New York, NY 10028
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# QHSLAB

Empowering Healthcare Through Digital Medicine Innovation

# Revolutionizing Primary Care: New Vision. New Opportunities.

QHSLab.com Stock Symbol: USAQ

*Corporate Presentation – May 2025*

QHSLAB

# Forward-Looking Statements & Disclaimers

This presentation contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as QHSLab, Inc.. ("USAQ") or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," or other words or phrases of similar importance.

Such forward-looking statements include, among other things, the development, costs, and anticipated results of new business opportunities. Actual results could differ from those projected in these forward-looking statements made as of this presentation date, and we assume no obligation to update any forward-looking statements. Our actual results may differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including the risk factors disclosed in our public filings. Although we believe that any beliefs, plans, expectations, and intentions in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove accurate. Investors should review all of the information set forth herein and in our filings with the Securities and Exchange Commission and understand the risk factors and the inherent uncertainties associated with new business opportunities and development stages. Any use of this information for any purpose other than in connection with the consideration of an investment in QHSLab, Inc.. may subject the user to criminal and civil liability.

**This presentation does not constitute an offer to sell any securities or the solicitation of an offer to buy any securities.**

# QHSLAB

## Key Takeaways for Investment

**Revenue Producing:** QHSLab's business model generates recurring revenue for the company itself and its medical practitioner clients. This revenue comes from a large and continuously expanding addressable end market.

**Positioned for Growth:** We are favorably aligned with industry growth drivers, including the heightened need and acceptance of digital medicine and virtual care, particularly the current population mental health crisis.

**Target Customer Base:** We have an active pipeline of organic growth opportunities, including expanding product portfolio and distribution channels and significant long-term potential to leverage QHSLab's cost structure.

**Strong Leadership:** We are led by a highly energized and experienced management and medical advisory team with a substantial runway of opportunity for shareholders.




PHQ-9
Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days


Beating The Worry Bug
If you feel under strain, find it difficult to relax, or anxious, listen to this informative and practical guide with strategies for instant relief, helping you 'beat the worry bug.'
00:04
25:13
10
10
NORMAL
1.25X SPEED
1.5X SPEED



*Corporate Presentation – May 2025*

QHSLAB

# Financial Turnaround: Narrowing Net Loss with Strong Revenue Growth and Significant Increases in Gross Profit

## Annual Performance



$1.4
$2.1
+51% y/y
$0.8
$1.4
+71% y/y
Revenue
Gross profit
2023
2024

## Most Recent Quarter



$0.5
$0.6
+32% y/y
$0.3
$0.4
+50% y/y
Revenue
Gross profit
Q1 2024
Q1 2025

Building on a record-breaking year of robust revenue growth and enhanced profitability, QHSLab is primed for exponential expansion.

Strategic investment will amplify market penetration, accelerate product innovation, and fuel customer acquisition, positioning the company for transformative impact in healthcare technology and delivering exceptional returns.

QHSLAB

# Path to Profitability

**Revenue Growth**:
- **$2.1M** for 2024, **up 51**% year-over-year.
- **$645,000** for Q1 2025, **up 32%** year-over-year
- Growth reflects increasing adoption of our solutions and a strong market presence.

**Profitability Milestones**:
- After years of investment, QHSLab is **approaching profitability.**
- **Gross profit improvement** driven by better cost management.
  - Climbed to **$1.4M** in 2024, **up 71%** from $794,000 in 2023.
  - Increased to **$430,000** in Q1 2025, **up 50%** from $286,000 in Q1 2025
- **Narrowed net loss** to **$259,000** in 2024, an improvement from a net loss of **$468,000** in 2023.

**Operational Efficiency**:
- Operating expenses remain well-managed, with administrative costs declining as we scale.
- Key investments in **R&D and marketing** support sustainable growth while maintaining financial discipline.

**Strengthened Cash Position**:
- Cash on hand nearly tripled to **$157,000 as of December 31, 2024**, ensuring liquidity to support operations.
- Repayment of loans underscores our focus on reducing debt and financial prudence.

**Growth Potential**:
- With improving margins, QHSLab is positioned for scalable growth and future development opportunities.

## Highly-Profitable Business Model

Our scalable and straightforward business model enables providers to deliver better care while generating additional revenue. **Here's how our key revenue streams break down:**



QHSLAB
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**Allergy Diagnostic Kits**:
$100 per test → **$12,000 annually per provider**

**Immunotherapy Treatments**:
$500 per patient annually → **$10,000 per provider**

**Digital Health Tools**:
$20–$40 per patient → **$12,000–$24,000 annually per provider**

**Clinical Studies**:
Revenue opportunities through grants and partnerships, including NSF STTR and Global Health initiatives

## Total Revenue Potential:

A single provider using our full suite of solutions can generate $30,000–$50,000 annually for QHSLab. In the medium–term scaling this across 250–300 providers translates to **$10M+ in annual revenue.**

# QHSLAB

## Leveraging Our Strengths & Competitive Advantages

**Product Profile:**
Exclusive product line featuring FDA-cleared diagnostic equipment, widely accepted by Medicare and private insurance providers.

**Advanced Technology Platform:**
The QHSLab Expert System efficiently processes large volumes of data with exceptional accuracy and precision. It is highly scalable, supporting unlimited simultaneous user sessions without performance loss.

**Compelling Business Model:**
Empowers medical practitioners to retain patients within their care by offering services through medical assistants, reducing the need for specialist referrals. This approach generates additional revenue with minimal disruption to existing workflows.

**Comprehensive Applications and Industry Expertise:**
New product development is guided by a deep understanding of customer needs, ensuring tailored and innovative solutions.

**Experienced Leadership and Advisory Team:**
A well-rounded team with extensive medical technology and business development expertise offers a synergistic approach to innovation and growth.


Patients · Patient Dashboard: Yasmina Third · PHQ-GAD16 Health Assessment Report
PHQ-GAD16 Health Assessment Report
Test Date: 09/22/2023
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PHYSICIAN INTERPRETATION
Patient Health Questionnaire-9 (PHQ-9): None - Minimal Depressive Symptoms
Suicide Risk: Not Applicable
Generalized Anxiety Disorder 7-item (GAD-7): Minimal Anxiety
Chronic Pain Assessment Pain not yet persistent
Help-Seeking Behavior Help with mental health.
Treatment and Care Coordination to Consider
Help-Seeking Behavior :
The patient has requested help with their mental health.
There are strong links between mental health, sleep quality, pain, and lifestyle. Consider ordering the QHSLab Health Habits Assessment to assess your patients current status of lifestyle habits including stress management, fruit and vegetable consumption, exercise, tobacco use, and alcohol consumption.

QHSLAB

# Vision and Execution: Transforming Primary Care

**Our Dedication:**
To revolutionize patient care through well-integrated programs not only sets new industry standards but also positively impacts the overall well-being of patients.

**Our Mission:**
To improve the quality of life for individuals and populations by utilizing physician-directed digital medicine, point-of-care solutions, and innovative preventive health technologies while enabling our physician clients to improve the health of their practices.

**Execution:**
- **On Target - Scale to 300+ practices**, **targeting $10M+** annual revenue.
- **Secure grant funding (e.g., NSF STTR**) to support innovation and research.
- Expand sales efforts and accelerate market adoption.

**2025 Milestones:**
- **Q1**: Launch new interactive reimbursable programs and establish partnerships.
- **Q2**: Roll out behavioral health center(s) via licensing.
- **Q3**: Expand salesforce in TX, GA, NY.
- **Q4**: Scale operations and onboard practices.


Patients · Patient Dashboard: Yasmina Third · PHQ-GAD16 Health Assessment Report
PHQ-GAD16 Health Assessment Report
Test Date: 09/22/2023
Default
Expand All
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PHYSICIAN INTERPRETATION
Patient Health Questionnaire-9 (PHQ-9):
None - Minimal Depressive Symptoms
Suicide Risk:
Not Applicable
Generalized Anxiety Disorder 7-item (GAD-7):
Minimal Anxiety
Chronic Pain Assessment
Pain not yet persistent
Help-Seeking Behavior
Help with mental health.
Treatment and Care Coordination to Consider
Help-Seeking Behavior :
The patient has requested help with their mental health.
There are strong links between mental health, sleep quality, pain, and lifestyle. Consider ordering the QHSLab Health Habits Assessment to assess your patients current status of lifestyle habits including stress management, fruit and vegetable consumption, exercise, tobacco use, and alcohol consumption.

*Corporate Presentation – May 2025*

QHSLAB

# The Problem: Primary care gaps are failing millions of patients, driving untreated conditions and worsening outcomes.

**Doctor Lack Time and Tools:**
18 minutes* per patient visit —too short for comprehensive care. 40%** of mental health issues and 50% of allergy symptoms go undiagnosed. *(***Source:** Annals of Family Medicine (2021, **Source: ****Source:** National Alliance on Mental Illness (NAMI); American College of Allergy, Asthma & Immunology (ACAAI).*

**Patients Are Underserved:**
75% of office visits are tied to stress, allergies, or lifestyle factors, yet these issues are poorly addressed.

**Lifestyle Factors:**
Approximately 40% of primary care office visits are for chronic illnesses in which psychosocial factors play a significant role in etiology and disease progression.

**Reimbursement Challenges:**
Reimbursement rates for primary care have dropped 30% in the last decade.

**Specialist Shortages:**
Fewer than 3,000 allergists in the U.S. can't meet growing patient demand.

**Mental Health Concerns:**
Between 2006 and 2018, the number of visits during which primary care physicians managed mental health concerns increased by 50%, from about 11% of visits to about 16%.

QHSLAB

# The True Cost of Gaps in Primary Care:

*Too Many Patients, Too Little Time leading to Overwhelmed Providers, Underserved Patients.*

**Untreated Conditions Escalate:**
Millions of undiagnosed and poorly managed conditions lead to preventable complications and chronic illnesses.

**Quality of Care Falls Short:**
Even when patients receive care, rushed visits and limited insights result in suboptimal outcomes.

**Rising Healthcare Costs:**
Preventable hospitalizations and advanced treatments drive up patient costs and system costs.

**Impact on Lives and Practices:**
Patients suffer, providers burn out, and the system struggles to deliver effective, sustainable care.



**With over 100,000 user cases studied, QHSLab, reduces the primary care gap. Moving from reactive to proactive, empowering doctors with the insights they need to deliver exceptional care.**

# Intelligent Tools & Patient-Centric Health Care Technologies for Smarter Primary Care

**Advanced Patient Engagement:**
Interactive digital tools collect meaningful data from patients, uncovering hidden symptoms.

**Data-Driven Insights:**
Robust back-end organizes patient input into actionable insights for physicians.

**Empowering Physicians:**
Comprehensive reports reduce guesswork and enable evidence-based care.

**Proven Financial Benefit:**
Practices gain $10,000+ monthly in new reimbursements using QHSLab.



QHSLAB
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**By engaging patients in a user-friendly, guided process outside the clinic, QHSLab unearths hidden conditions and connects the insights directly to the doctor.**

*Corporate Presentation – May 2025*

QHSLAB

# Transforming Patient Data into Clinical Insights and Better Health Outcomes


ASSESSMENT
Health Questionnaire
ASSESSMENT
IN PROGRESS
Allergy Baseline Assessment

**Our Mission:**

Improving quality of life through physician-directed digital health and innovative point-of-care solutions.

**Our Goals:**

- Enhance patient outcomes.
- Reduce clinical workload while enabling practitioners to care for more patients.
- Increase practice income via reimbursable services.

**What We Offer:**

QHSLab Digital Platform to streamline mental health screenings and allergy testing via SxSync™ and AllergiEnd® systems. Reimbursable assessments help doctors uncover hidden conditions and provide clinical insights for designing personalized treatments.

**Why It Matters:**

Close to 50% of patients with allergies also have mental health concerns, requiring integrated care for better outcomes.

***Corporate Presentation – May 2025***


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# QHSLAB

## Empowering Providers and Patients with Intelligent, Reimbursable Solutions

**What It Does:**
A cloud-based software that engages patients, uncovers hidden conditions, and empowers physicians with actionable insights.

**Why It Matters:**
Improves clinical outcomes while increasing provider revenue through reimbursable services.

**Key Features:**
**Comprehensive and Interactive:** Tracks patient progress and provides tailored recommendations.

**Seamless Integration:** Easily fits into existing workflows with minimal IT effort.

***Corporate Presentation – May 2025***

QHSLAB

# Integrating Mental Health & Allergic Disease Management

**The Connection:**
Allergies significantly impact mental health, work productivity, and overall well-being. Patients with allergies are more likely to experience depression and anxiety.

**Key Insights:**
Hay fever sufferers have a 1.6x higher chance of depression and 1.9x higher chance of anxiety. Timely diagnosis of allergy-associated mental health issues improves outcomes and quality of life.

**Why It Matters:**
Treating mental health alongside allergies can reduce costs, improve daily activities, and ease burdens on families and society.


EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing


9:41
qhslab.com
Download on the App Store
QHSLAB
Q-Scale
Welcome to the Quality-of-Life Q-Scale assessment. To begin select Get Started below.
Estimated Time to Complete
12 min
Cardiology Center of Dr. Acula, PhD
1765 Transylvania Lane
New York, NY 10028
James McPatient
DOB - 02/23/1988

QHSLAB

# Q-Scale: Mental Health Insights for Better Care

**What It Does:**

The Q-Scale measures patients' quality of life across sleep, stress, anxiety, pain, and overall life satisfaction. Identifies high-risk mental health concerns for early intervention.

**How It Works:**

10-item questionnaire categorizes patients as 'at-risk' and directs them to further clinical evaluation. Results are summarized in a clear report for physicians, enabling focused and effective care.

**Why It Matters:**

Helps uncover hidden mental health risks, improving outcomes and increasing reimbursements for providers.

**Aligns with CPT codes for reimbursable psychological assessments.**

# QHSLAB

## The Demand for Mental Healthcare Grows

Adults with medical illnesses are more likely to experience depression, and those with depression **face a higher risk of chronic diseases**. Chronic conditions **affect 6 in 10** Americans, **driving $4.1 trillion in annual healthcare costs**. Mental health is as vital as physical health.



LIVING WITH A CHRONIC ILLNESS



LIVING WITH 2+ CHRONIC ILLNESSES



LIVING WITH A MENTAL HEALTH ISSUE


70%

**Want care from their PCP for their depressive symptoms.**


69%

**Want help with lifestyle factors such as physical activity, weight control, and stress management**


75%

**Want help to improve their sleep and strategies to get a better night sleep from their PCP**


10:23
Mail
AA
assessment.dev.qhslab.com
Your Health Habit Scores
Stress Management
Extremely high
Vegetable Consumption (servings)
2 Moderate Risk
Fruit Consumption (servings)
0 High Risk
Exercise
I do not exercise but I am physically active.
Tobacco Use
Never smoked or chewed.
Alcohol Consumption
I drink about one drink per day.
Your overall health habits assessment score is High Risk: You have one or more health habits that put you at high risk.
DONE

*Corporate Presentation – May 2025*

QHSLAB AllergiEnd®

# Allergy: Key Products, Features and Proven Impact

**Proven Impact:** Serves a massive market: Over 150M Americans suffer from allergies, costing $16B annually in OTC and prescription treatments, by simplifying allergy care, QHSLab enables primary care providers to treat their patients, making care accessible, efficient, and profitable.

**AllergiEnd® Diagnostic System**

1. **Innovative and Needle-Free**: Safe, minimally invasive skin test applicators.
2. **Rapid Results**: 15–20 minutes for diagnosis.
3. **Revenue Potential**: Allows non-allergy specialists to expand services by maintaining ongoing patient relationships.

**AllergiEnd® Immunotherapy**

1. **Proactive Treatment**: Sublingual or subcutaneous immunotherapy desensitizes patients to allergens, preventing symptom progression.
2. **Improved Quality of Life**: Addresses the root cause of allergic disease, reducing reliance on costly treatments.



QHSLAB

# Addressing Allergies and Mental Health



EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing

**Enhanced Patient Care:**
Integrating allergy testing and treatment with mental health programs in primary care enables comprehensive patient care, improving outcomes and well-being by addressing physical and mental health needs.

**Streamlined Workflow:**
Integrated allergy testing and mental health evaluation tools enhance efficiency by reducing referrals and ensuring a seamless patient journey from diagnosis to treatment.

**New Revenue Stream:**
Integrating these services generates new revenue streams for primary care practices. By enabling PCPs to treat patients suffering from allergies and mental health concerns, they can provide integrated solutions to enhance financial performance.

**Patient Acquisition and Retention:**
Primary care practices that adopt integrated allergy testing and mental health programs are recognized as innovative leaders in healthcare, boosting reputation and attracting patients seeking comprehensive care.

QHSLAB

# Market Opportunity and Growth Potential

**TAM (Total Addressable Market)**

- **Mental Health Market**: $109B in 2023, projected to reach $167B by 2032.
- **Allergy Testing Market**: Rapid growth driven by increasing demand for in-office diagnostic solutions.

**SAM (Serviceable Available Market)**

- **Primary Care Physicians (PCPs):** 527,000 active PCPs in the U.S., ~50% are independent practices.
- **Target Audience**: Independent PCPs seeking reimbursable, revenue-generating tools which enhance their practices.

**SOM (Serviceable Obtainable Market)**

- **Short-Term Goal**: $10M annual revenue by onboarding 300 practices.
- **Long-Term Potential**: Strategic investment enables scaling to a larger portion of the independent PCP market, driving exponential growth.


SOM: $50B
SOM ARR: $10B
Total Addressable Market:
$250B

*Corporate Presentation – May 2025*

QHSLAB

## **Competitive Landscape:** *QHSLab's Unique Position in Mental Health and Allergy Solutions*

**Mental Health Assessments:**

1. **Competitors**: Online tools like Kaiser Permanente's Mental Health Care Hub, and standalone platforms such as BetterHelp and Talkspace.
2. **Challenges for Competitors**:
   1. Lack of integration with primary care workflows.
   2. Often direct-to-consumer, bypassing provider revenue generation.
   3. Do not enhance the economics of PCPs.
3. **QHSLab Advantage**:
   1. Fully reimbursable mental health assessments tailored for primary care use.
   2. Creates additional revenue streams for physicians while supporting patient care.
   3. Seamlessly integrates mental health into routine practice.

**Allergy Testing and Immunotherapy:**

1. **Competitors**: Larger allergy specialists' groups and laboratories like Quest Diagnostics and LabCorp, or established allergy immunotherapy companies.
2. **Challenges with Competitors**:
   1. Require specialist referrals, creating barriers to care.
   2. Delays in results and treatments due to lab-based testing.
   3. Do not synergize with mental healthcare.

QHSLAB

# QHSLab’s: Unique Differentiators

**Comprehensive Suite**: Combines mental health and allergy solutions in one platform, streamlining care for primary practices.

**Reimbursable Tools**: Services align with CPT codes, ensuring seamless insurance reimbursement.

**Accessibility**: Makes high-quality diagnostics and treatments available to primary care providers, reducing the need for specialist referrals.

**Revenue-Focused**: QHSLab uniquely positions itself to enhance practice profitability while improving patient outcomes.

**Scalability**: Proven products and market-ready solutions enable rapid adoption with minimal provider workflow disruptions.


ASSESSMENT
Health Questionnaire
ASSESSMENT
IN PROGRESS
Allergy Baseline Assessment

**KEY TAKEAWAY FOR INVESTORS:**
QHSLab doesn’t compete on price alone; it leads by **unlocking new revenue opportunities for primary care providers**, addressing a gap that many competitors overlook. With this dual-market approach, QHSLab positions itself to dominate a high-demand space while ensuring patient outcomes improve across the board.

QHSLAB

# Addressing Challenges: *Building a Stronger Future*
# *Acknowledging the Past*

Growth has been slower due to a deliberate focus on achieving product-market fit and navigating financial constraints, including managing convertible debt.

**Current Readiness**
QHSLab's products are now **clinically validated, market-ready**, and fully aligned with reimbursement frameworks, ensuring seamless adoption by healthcare providers.

**The Path Ahead**
With these foundations in place, QHSLab is positioned to scale rapidly, delivering significant value to providers, patients, and investors.



QHSLAB

# Path Forward: Unlocking Growth with Strategic Investment

**With a clear foundation in place, new investments will directly accelerate QHSLab's growth by addressing key priorities:**

**Eliminate Convertible Debt**: Free up cash flow to invest in scaling operations and expanding our reach.

**Expand Sales Force**: Add five strategically located sales representatives in high-potential regions such as Texas, Georgia, and New York to drive practice adoption.

**Accelerate Market Launch**: Fast-track the go-to-market strategy for new and enhanced digital medicine tools launching in early 2025, ensuring a strong initial market presence and rapid adoption.

**Enhance Scalability**: Invest in infrastructure and resources to support the onboarding of 250–300 providers, targeting $10M+ annual revenue.

By focusing on these strategic initiatives, QHSLab is poised to shift gears and capitalize on its significant market opportunity, delivering immediate and long-term returns for investors.

QHSLAB

# Benefits to Doctors That Drive QHSLab's Revenue


10
8
6
4
2
0
Annual Revenue ($M)
50
150
300
Number of Physicians

**Empowering Physicians, Driving Revenue**
Nearly 50% of primary care physicians (~250,000) are independent, handling over 52% of all physician office visits.

**Innovative Solutions**
QHSLab's solutions provide innovative tools that integrate seamlessly into workflows, generating additional revenue with minimal changes.

**Realistic Revenue Potential**
A solo primary care doctor can generate the Company **$30k–$50k annually** with our solutions and also boost their practice income by 15–25%.

**Ability to Scale:**
Just 250–300 providers translates to **$10M+ annual revenue** for QHSLab.

QHSLAB

# Positioned for Growth In a Changing Healthcare Landscape



**Allergy Care Gap:**
60 million Americans suffer from allergic disorders, with fewer than 3,000 practicing allergists. Demand for allergy services is expected to rise by 35%, while the number of allergists is declining.

**Telemedicine Adoption:**
COVID-19 accelerated virtual care adoption, with 31% of doctors planning to use remote patient monitoring.

**Aging Population:**
Digital health tools address rising needs for nutrition, fitness, and mental health care in an aging population.

QHSLAB

# Operational Excellence that Driving Growth and Visibility


Reports
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Health Questionnaire
Completed on 01/10/21
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General Fitness & Wellness
Completed on 12/29/20
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**Expanding Recurring Revenue:**
Growing adoption of point-of-care and digital medicine services to boost revenue per client and exploring partnerships with MSOs, IPAs, and distributors to scale operations. ***Integration with electronic health records systems strengthens capabilities.***

**Enhancing Industry Visibility:**
Increasing presence through medical conferences, webinars, and university collaborations.

**Proven Impact:**
QHSLab's tools improve allergy, anxiety and depression scores, enhancing patient care and increasing provider reimbursements.

athenahealth

***Corporate Presentation – May 2025***

# QHSLAB

## Expanding Our Presence and Thought Leadership



A clinical perspective on the bidirectional relationship between mental & physical health
QHSLab
QHSLAB
PHYSICIAN SEMINAR
"Mens Sana In Corpore Sano":
A Clinical Perspective on The Bidirectional Relationship Between
Mental and Physical Health
15:24
vimeo



Hear from Your Peers Webinar Replay
QHSLab
QHSLAB
FROM THE PHYSICIAN
How the QHSLab Digital Medicine Tools
Transformed This Doctor's Practice
31:40
vimeo



Allergy Diagnostics & Allergen Immunotherapy Workshop
Join the University of Miami's Miller School of Medicine Faculty and AllergiEnd® Medical Advisory Board Members for an online, live CME workshop that will combine instruction from expert board certified allergists and ENT specialists, as well as billing and compliance guidance for your practice.
EARN UP TO 10 CME HOURS™ AND A CERTIFICATE OF COMPLETION
LIVE VIRTUAL CONFERENCE
Saturday, June 26, 2021
LESSONS DELIVERED BY LEADING ALLERGY EXPERTS
Frank Lichtenberger, MD, Ph.D
Board Certified Allergy and Immunology
Fredric W. Pullen, II MD, FACS
Professor, vol., Otolaryngology, University of Miami, Miller School of Medicine
Lauren Fine, MD, FAAAAI
Board Certified, Allergy and Immunology, Dr. Kiran C. Patel College of Allopathic Medicine
Syed A. A. Rizvi., Ph.D., MBA, MS.
Department of Pharmaceutical Sciences, Hampton University School of Pharmacy (HUSOP), Hampton, VA, USA
Björn Herman, MD, FACS
Asst. Professor of Otolaryngology, at the University of Miami, Miller School of Medicine
Marcos Sanchez-Gonzalez MD, Ph.D.
Exercise & Cardiovascular Physiology
The Academy of Allergy & Asthma in Primary Care endorses this program, which fits with its mission to support primary physicians in better managing their allergy-suffering patient populations.
UNIVERSITY OF MIAMI
DIVISION of CONTINUING & INTERNATIONAL EDUCATION
AllergiEnd
AAAPC
UHealth
UNIVERSITY OF MIAMI HEALTH SYSTEM
UNIVERSITY OF MIAMI
MILLER SCHOOL of MEDICINE

QHSLAB

# Executive Leadership Team



**TROY GROGAN, PRESIDENT AND CEO**

He brings a wealth of expertise as a medical device manufacturer and the founder of a successful workplace wellness company. He was formerly appointed by the Minister of Health to oversee one of Australia's largest health systems in Sydney. Troy's contributions extend further as he co-developed various University-affiliated continuing medical education programs, benefiting physicians and healthcare providers alike.



**JEREMY JACOB, CHIEF TECHNOLOGY OFFICER**

With over two decades of experience, Jeremy has honed his technical expertise in crafting cutting-edge solutions centered around scalable cloud technology. He has an impressive track record of designing and launching innovative software products, such as personal finance management mobile apps, catering to users worldwide. Jeremy's talents extend to building a cloud-based asset management system, revolutionizing how businesses handle their valuable resources.



**CYNDI COLE CONTROLLER**

As a Controller, she boasts over 25 years of invaluable corporate finance expertise, from small domestic companies to multinational corporations. Cindy's career began with Deloitte & Touche, where she honed her skills as an auditor. Later, she excelled as a public company controller, showcasing her proficiency in managing financial operations at the highest level.



**MARCOS SANCHEZ-GONZALEZ, MD, PHD, VP OF MEDICAL AND SCIENTIFIC AFFAIRS**

Dr. Sanchez-Gonzalez brings nearly 20 years of combined experience in academia and industry, with expertise spanning exercise physiology, cardiovascular health, drug and device development, and medical education. He has played a pivotal role in developing products for scientific research and clinical applications. As a leader in health services administration and a proponent of AI-driven healthcare solutions, Dr. Sanchez-Gonzalez continues to drive innovation to optimize healthcare delivery and improve patient outcomes.



**JESUS DAVILA, CORPORATE VP, BUSINESS DEVELOPMENT**

With over 20 years of medical insurance and physician network expertise, Jesus has become a driving force in the industry. He played a pivotal role in the national development of a medical device manufacturer, guiding it from start-up to a remarkable milestone of over 500 family medicine recurring-revenue physician customers and spearheading business development efforts for WellCare Health Plans, an esteemed Medicare sales organization.



**ELIZABETH MAGDALENO, CUSTOMER RELATIONS & OPERATIONS MANAGER**

Elizabeth excels in customer relations and operations management within the medical tech industry. Her extensive experience with leading software-as-a-service (SaaS) platforms has positioned her as a vital asset in deploying and optimizing company systems. Dedicated to driving success and fostering strong client relationships, Elizabeth's expertise is instrumental in maintaining high satisfaction and operational excellence.



**DANIEL ROSOL, SENIOR ACCOUNT MANAGER**

With a focus on medical device sales for the past six years, Dan has excelled in understanding complex healthcare systems and delivering innovative solutions. Beyond sales, he is dedicated to advancing medical knowledge and improving patient outcomes, holding certifications in Allergy Diagnostics and Immunotherapy from the University of Miami and the Dade County Medical Association.

QHSLAB

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**QHSLab, Inc.**
901 Northpoint Parkway Suite 302, West Palm Beach, FL 33407
www.usaqcorp.com